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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 21, 2000


                            TELOCITY DELAWARE, INC.
            (Exact name of registrant as specified in its charter)

                            ----------------------

         Delaware                        333-94271                     77-0467929
-------------------------------  -----------------------    ---------------------------------
(State or other jurisdiction of  (Commission File Number)   (IRS Employer Identification No.)
      incorporation)

                            ----------------------

                            10355 North DeAnza Blvd.
                           Cupertino, California 95014
               (Address of principal executive offices) (Zip Code)

                            ----------------------

       Registrant's telephone number, including area code: (408) 863-6600


                                 Not Applicable
          (Former name or former address, if changed since last report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

          Effective September 5, 2000, Leo J. Hindery resigned as a Director of the Board of Telocity Delaware, Inc. ("Telocity"). Effective December 13, 2000, Edmund Sanctis resigned as a Director of the Board of Telocity. Effective December 19, 2000, Elisabeth Sami and James Scheinman were appointed to the Board of Directors of Telocity to seats held by NBC and NBCi, respectively.

          On December 21, 2000, Telocity entered into an Agreement and Plan of Merger with Hughes Electronics Corporation, and DIRECTV Broadband Inc. ("Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1.

          In connection with the Agreement, certain shareholders of Telocity entered into a Tender and Stockholder Support Agreement, dated as of December 21, 2000, with Hughes Electronics Corporation, and DIRECTV Broadband Inc. ("Tender Agreement"). A copy of the Tender Agreement is attached hereto as
Exhibit 2.2.

Telocity stockholders are advised to read the tender offer statement and the solicitation/recommendation statement regarding the acquisition, which will be filed with the Securities and Exchange Commission upon the commencement of the tender offer. The tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the solicitation/recommendation statement will contain important information which should be read carefully before any decision is made with respect to the offer. Telocity stockholders may obtain a free copy of the tender offer statement and the solicitation/recommendation statement when it is available and other documents filed by Hughes and Telocity with the SEC at the SEC's Web site at www.sec.gov. The tender offer statement and the solicitation/recommendation statement and these other documents may also be obtained by Telocity stockholders without cost to them from Hughes and Telocity.

Item 7.   Exhibits.

Exhibit No.    Description
----------     -----------
2.1            Agreement and Plan of Merger among Hughes Electronics
               Corporation, DIRECTV Broadband Inc. and Telocity Delaware, Inc., dated as of December 21, 2000.

2.2 Tender and Stockholder Support Agreement, dated as of December 21, 2000, by and among Hughes Electronics Corporation, DIRECTV Broadband Inc., and certain stockholders of Telocity Delaware, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Telocity Delaware, Inc.


Date:  December 28, 2000   By:/s/ Edward Hayes
                              ------------------------------------------------
                              Edward Hayes
                              Executive Vice President, Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
----------     -----------

2.1 Agreement and Plan of Merger among Hughes Electronics Corporation, DIRECTV Broadband Inc. and Telocity Delaware, Inc., dated as of December 21, 2000.

2.2 Tender and Stockholder Support Agreement, dated as of December 21, 2000, by and among Hughes Electronics Corporation, DIRECTV Broadband Inc., and certain stockholders of Telocity Delaware, Inc.